                                                                  Exhibit 10.5

Imperial Bank
Member FDIC

                                                                  April 2, 1998


226 Airport Parkway
San Jose, California                                   Borrower:  Hoovers, Inc.

Subject:  Credit Terms and Conditions ("Agreement")

Gentlemen:

To induce you to make loans to the undersigned (herein called "Borrower"), and in consideration of any loan or loans you, in your sole discretion, may make to Borrower, Borrower warrants and agrees as follows:

A.   Borrower represents and warrants that:

     1. EXISTENCE AND RIGHTS. The Borrower is a corporation. Borrower is duly organized and existing and in good standing under the laws of the State of Delaware and is authorized and in good standing to do business in the State of Delaware. Borrower has powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each State in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary, and Borrower has the power and adequate authority to make and carry out this Agreement Borrower has no investment in any other business entity, except as previously disclosed to Bank.
     2. AGREEMENT AUTHORIZED. The execution, delivery and performance of this Agreement are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority; are not in contravention of or in conflict with any law or regulation or any term or provision of Borrower's articles of incorporation, by-laws, or Articles of Association, as the case may be, and this Agreement is the valid, binding and legally enforceable obligation of Borrower in accordance with its terms.
     3. NO CONFLICT. The execution, delivery and performance of this Agreement are not in contravention of or in conflict with any agreement, indenture or undertaking to which Borrower is a party or by which it or any of its property may be bound or affected, and do not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.
     4. LITIGATION. There is no litigation or other proceeding pending or threatened against or affecting Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.
     5. FINANCIAL CONDITION. The balance sheet of Borrower as of 2/28/98, and the related profit and loss statement for the 2 month ended on that date, a copy of which has heretofore been delivered to you by Borrower, and all other statements and data submitted in writing by Borrower to you in connection with this request for credit are true and correct, and said balance sheet and profit and loss statement truly present the financial condition of Borrower as of the date thereof and the results of the operations of Borrower for the period covered thereby, and have been prepared in accordance with generally accepted accounting principles on a basis consistently maintained subject, however, to year-end audit adjustments. Since such date there have been no materially adverse changes in the financial condition or business of Borrower. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as now conducted.
     6. TITLE TO ASSETS. Borrower has good title to its assets, and the same are not subject to any liens or encumbrances other than those permitted by Section C.3 hereof.
     7. TAX STATUS. Borrower has no liability for any delinquent state, local or federal taxes, and if Borrower has contracted with any government agency, Borrower has no liability for renegotiation of profits.
     8. TRADEMARKS, PATENTS. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with the valid trademarks, trade names, copyrights, patents and license rights of others.
     9. REGULATION U. The proceeds of this loan shall not be used to purchase or carry margin stock (as defined with Regulation U of the Board of Governors of the Federal Reserve system).

B. Borrower agrees that so long as it is indebted to you, it will, unless you shall otherwise consent in writing:
     1. RIGHTS AND FACILITIES. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.
     2. INSURANCE. Maintain public liability, property damage and Insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses.
     3. TAXES AND OTHER LIABILITIES. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all its other liabilities at any time existing, except to the extent and so long as:
(a) The same are being contested in good faith and by appropriate proceedings in such manners as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder, and
(b) it shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it adequate with respect thereto.
     4. RECORDS AND REPORTS. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained subject, however, to year-end audit adjustments; permit your representatives to have access to, and to examine its properties, books and records at all reasonable times; and furnish you:
(a) As soon as available, and in any event within 30 days after the close of each month of each fiscal year of Borrower, commencing with the month next ending, a balance sheet, profit and loss statement and reconciliation of Borrower's capital accounts as of the close of such period and covering operations for the portion of Borrower's fiscal year ending on the last day of such period, all in reasonable detail and stating in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower, subject, however, to year-end audit adjustments;
(b) As Soon as available, and in any event within 90 days after the close of each fiscal year of Borrower, a report of audit of Company as of the close of and for such fiscal year, all in reasonable detail and stating in comparative form the figures as of the close of and for the previous fiscal year, with the unqualified opinion of certified public accountants of national prominence.
(c) Within 30 days after the close of each month of each fiscal year of Borrower, a certificate by chief financial officer or partner of Borrower, stating that Borrower has performed and observed each and every covenant contained in this letter of Inducement including that certain commitment letter ("Commitment Letter") from Bank to Borrower, dated March 25, 1998, and executed on behalf of Borrower on April 2, 1998 to be performed by it and that no event has occurred and no condition then exists which constitutes an event of default hereunder or would constitute such an event of default upon the lapse of time or upon the giving of notice and die lapse of time specified herein, or, if any such event has occurred or any such condition exists, specifying the nature thereof,
(d) Promptly after the receipt thereof by Borrower, copies of any final detailed audit reports submitted to Borrower by independent accountants in connection with each annual or interim audit of the accounts of Borrower made by such accountants;

(e) Promptly after the same are available, Copies of all such proxy statements, financial Statements and reports as Borrower shall send to its stockholders, if any, and copies of all reports which Borrower may file with the Securities and Exchange Commission or any governmental authority at any time substituted therefor; and
(f) Such other information relating to the affairs of Borrower as you reasonably may request from time to time.
(g) Notice of Default. Promptly notify the Bank in writing of the occurrence of any event of default hereunder known to Borrower and remaining uncured or any event known to Borrower and remaining uncured which upon notice and lapse of time would be an event of default.

C. Borrower agrees that so long as it is indebted to you, it will not, without your written consent:
     1. TYPE OF BUSINESS; MANAGEMENT. Unless Bank is notified of such changes and such changes shall not have a material adverse effect on the financial condition or business of the Borrower, make any substantial change in the character of its business; or make any change in its executive management.
     2. OUTSIDE INDEBTEDNESS. Create, incur, assume or permit to exist any indebtedness for borrowed moneys other than loans from you except obligations now existing as shown in financial statement dated 2/28/98, excluding those being refinanced by your bank unless such indebtedness shall not materially effect Borrower's compliance with the financial Covenants set forth in
Section 8 of the Commitment Letter; or sell or transfer, either with or without recourse, any accounts or notes receivable or any moneys due to become due.
     3. LIENS AND ENCUMBRANCES. Create, incur, or assume any mortgage, pledge encumbrance, lien or charge of any kind (including the charge upon property at any time purchased or acquired under conditional sale or other title retention agreement) upon any asset now owned or hereafter acquired by it, other than liens for taxes not delinquent and liens in your favor.
     4. LOANS, INVESTMENTS, SECONDARY LIABILITIES. Make any loans or advances to any person or other entity other than in the ordinary and normal course of its business as now conducted or make any investment in the securities of any person or other entity except in the ordinary and normal course of business other than the United States Government; or guarantee or otherwise become liable upon the obligation of tiny person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business.
     5. ACQUISITION OR SALE OF BUSINESS; MERGER OR CONSOLIDATION. Purchase or otherwise acquire the assets or business of any person or other entity if such purchase or acquisition would cause an event of default in the terms of any other provision of this Agreement, or liquidate, dissolve, merge or consolidate, or commence any proceedings therefor; or sell any assets except in the ordinary and normal course of its business as now conducted; or sell, lease, assign, or transfer any substantial part of its business or fixed assets, or any property or other assets necessary for the continuance of its business as now conducted including without limitation the selling of any property or other asset accompanied by the leasing back of the same.
     6. DIVIDENDS, STOCK PAYMENTS. If a corporation, declare or pay any dividend (other than dividends payable in common stock of Borrower) or make any other distribution on any of its Capital stock now outstanding or hereafter issued or purchase, redeem or retire any of such stock unless distribution shall not affect Borrower's compliance with the financial covenants set forth in Section 8 of the Commitment Letter.

D. The occurrence of any one of the following events of default shall, at your option, terminate your commitment to lend and make all sums of principal and interest then remaining unpaid on all Borrower's indebtedness to you immediately due and payable, all without demand, presentment or notice, all of which are hereby expressly waived;
     1. FAILURE TO PAY NOTE. Failure to pay any installment of principal or of interest on any indebtedness of Borrower to you.
     2. BREACH OF COVENANT. Failure of Borrower to perform any other term or condition of this Agreement binding upon Borrower.
     3. BREECH OF WARRANTY. Any of Borrower's representations or warranties made herein or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect.
     4. INSOLVENCY; RECEIVER OR TRUSTEE. Borrower shall become insolvent; or admit its inability to pay its debts as they mature; or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business.
     5. JUDGMENTS, ATTACHMENTS. Any money judgement, writ or warrant of attachment, or similar process shall be entered or filed against Borrower or any of its assets and shall remaIn unvacated unbonded or unstayed for a period of 10 days or in any event later than five days prior to the date of any proposed sale thereunder.
     6. BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower and, if instituted against it, shall be consented to by Borrower.

E.   MISCELLANEOUS PROVISIONS.
     1. FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of your Bank or any holder of Notes issued hereunder, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such power, right or privilege preclude other or other exercise thereof or of any other right, power or privilege. All rights and remedies existing under this agreement or any note issued in connection with akin that your Bank may make hereunder, are cumulative to, and not exclusive of; any rights or remedies otherwise available.
     2. The Commitment Letter dated March 25, 1998 attached hereto as may be amended or replaced, is incorporated herein by this reference for additional terms and provisions. in the event of a conflict between this Agreement and the Commitment Letter, the terms in the Commitment Letter shall prevail.



Hoover's, Inc.


By:        /s/ Lynn Atchison
           ------------------------------------
Title:     V.P.-Finance

By:        /s/ Patrick J. Spain
           ------------------------------------
Title:     Chairman & CEO

                                    IMPERIAL BANK
                                     Member FDIC


                                         NOTE


$ 550,000.00                  San Jose  California,            April 2, 1998

     On December 29, 2000 and as hereinafter provided, for value received, the undersigned promises to pay to IMPERIAL BANK ("Bank") a California banking corporation, or order, at its Santa Clara Valley Regional office, the principal sum of $550,000.00 or such sums up to the maximum if so stated, as the Bank may now or hereafter advance to or for the benefit of the undersigned in accordance with the terms hereof, together with interest from date of disbursement or N/A, whichever is later, on the unpaid principal balance / / at the rate of __% per year [X] at the rate of 1.500% per year in excess of the rate of interest which Bank has announced as its prime lending rate (the "Prime Rate"), which shall vary concurrently with any change in such Prime Rate, or $ N/A , whichever is greater. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance is outstanding, divided by 360, which shall for interest computation purposes, be considered one year.

Interest shall be payable /X/ monthly / / quarterly / / included with principal /X/ in addition to principal / / beginning May 2, 1998, and if not so paid shall become a part of the principal. All payments shall be applied first to any late charges owing, then to interest and the remainder, if any, to principal. /X/ (If checked), Principal shall be payable in installments of $ * or more, each installment on the 2nd day of each month, beginning advances not to exceed any unpaid balance owing at any one time equal to the maximum amount specified above, may be made at the option of Bank.

Initial Here:  LA PS

     Any partial prepayment shall be applied to the installments, if any, in inverse order of maturity. Should default be made in the payment of principal or interest when due, or in the performance or observance, when due, of any item, covenant or condition of any deed of trust, security agreement or other agreement (Including amendments or extensions thereof) securing or pertaining to this note, at the option of the holder hereof and without notice or demand, the entire balance of principal and accrued Interest then remaining unpaid shall (a) become immediately due and payable, and (b) thereafter bear interest, until paid in full, at the increased rate of 5% per year in excess of the rate provided for above, as it may vary from time to time.

     Defaults shall include, but not be limited to, the failure of the maker(s) to pay principal or interest when due; the filing as to each person obligated hereon, whether as maker, co-maker, endorser or guarantor (individually or collectively referred to as the "Obligor") of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act; the issuance of any attachment or execution against any asset of any Obligor; the death of any Obligor; or any deterioration of the financial condition of any Obligor which results in the holder hereof considering itself, in good faith, insecure.

     If any installment payment, interest payment, principal payment or principal balance payment due hereunder is delinquent ten or more days, Obligor agrees to pay Bank a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of the holder of this note to accept payment of any payment past due or less than the total unpaid principal balance after maturity.

     If this note is not paid when due, each Obligor promises to pay all costs and expenses of collection and reasonable attorneys fees incurred by the holder hereof on account of such collection, plus interest at the rate applicable to principal, whether or not suit is filed hereon. Each Obligor shall be jointly and severally liable hereon and consents to renewals, replacements and extensions of time for payment hereof, before, at, or after maturity; consents to the acceptance, release or substitution of security for this note; and waives demand and protest and the right to assert any statute of limitations. Any married person who signs this note agrees that recourse may be had against separate property for any obligations hereunder. The indebtedness evidenced hereby shall be payable in lawful money of the United States. In any action brought under or arising out of this note, each Obligor, including successor(s) or assign(s) hereby consents to the application of California law, to the jurisdiction of any competent court within the State of California, and to service of process by any means authorized by California law.

     No single or partial exercise of any power hereunder, or under any deed of trust, security agreement or other agreement in connection herewith shall preclude other or further exercises thereof or the exercise of any other such power. The holder hereof shall at all times have the right to proceed against any portion of the security for this note in such order and in such manner as such holder may consider appropriate, without waiving any rights with respect to any of the security. Any delay or omission on the part of the holder hereof in exercising any right hereunder, or under any deed of trust, security agreement or other agreement, shall not operate as a waiver of such right, or of any other right, under this note or any deed of trust, security agreement or other agreement in connection herewith.

Initial Here:  LA PS

* See attached Addendum. A default under any obligation of the undersigned to Bank shall be a default hereunder, Subject to provisions in Credit Terms and Conditions dated April 2, 1998, and all amendments thereto and replacements therefor.

Notwithstanding anything to the
contrary, Borrower shall have ten days         Hoover's Inc.
following notice to make any payment           By:  /s/ Lynn Atchison
prior to such failure being a default               --------------------------
hereunder but shall nevertheless apply         By:  /s/ Patrick Spain
the late charge above to such late                  --------------------------
payments.

ADDENDUM TO NOTE
DATED APRIL 2, 1998

Advances under the Note shall be available through December 31, 1998 ("revolving draw period"). During the revolving draw period, interest only on each advance shall be due monthly beginning May 2, 1998 until the end of each fiscal quarter. At the end of each fiscal quarter commencing with the quarter ending July 31, 1998) the outstanding principal balance of the advances made during each quarter under the Note shall be payable monthly in 24 equal payments of principal plus accrued interest based on an amortization of 24 months. All principal and accrued interest shall in any event be due and payable on or before December 29, 2000.

If a dispute arises out of or relates to this contract, or the breach thereof, and if said dispute cannot be settled through direct discussions, the parties agree to first endeavor to settle the dispute in an amicable manner by mediation administered by the American Arbitration Association under its Commercial Mediation Rules, before resorting to arbitration. Thereafter, any unresolved controversy or claim arising out of or relating to this contract, or breach thereof, shall be settled and finally determined by one arbitrator in DALLAS County, Texas, in accordance with the arbitration rules of JAMS/Endispute and judgment by the arbitrator may be entered into any court having jurisdiction thereof Any decision rendered by the arbitrator will be binding. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appeal able judgment entered AS A RESULT OF A DECISION by the arbitrator.

HOOVER'S, INC.


BY:    /s/ Lynn Atchison
       -------------------------------------

BY:    /s/ Patrick Spain
       -------------------------------------

                                    IMPERIAL BANK
                                     Member FDIC

                                         NOTE

$200,000.00 *            San Jose, California,                   June 17, 1997

     On January 12, 2000, and as hereinafter provided, for value received, the undersigned promises to pay to IMPERIAL BANK ("Bank"), a California banking corporation, or order, at its Santa Clara Valley Regional office the principal sum of$200,000.00 * or such sums up to the maximum if so stated as the Bank may now or hereafter advance to or for the benefit of the undersigned in accordance with the terms hereof, together with interest from date of disbursement or N/A, whichever is later, on the unpaid principal balance / / at the rate of __% per year /X/ at the rate of 1.500% per year in excess of the rate of interest which Bank has announced as its prime lending rate (the "Prime Rate"), which shall vary concurrently with any change in such Prime Rate, __________ whichever is greater. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance is outstanding, divided by 360, which shall, for interest computation purposes, be considered one year.

Initial Here:  LA PS

     Any partial prepayment shall be applied to the installments, if any, in inverse order of maturity. Should default be made in the payment of principal or interest when due, or in the performance or observance, when due, of any item, covenant or condition of any deed of trust, security agreement or other agreement (including amendment, or extensions thereof) securing or pertaining to this note, at the option of the holder hereof and without notice or demand, the entire balance of principal and accrued interest then remaining unpaid shall (a) become immediately due and payable, and (b) thereafter bear interest, until paid in full, at the increased rate of 5% per year in excess of the rate provided for above, as it may vary from time to time.

     Defaults shall include, but not be limited to, the failure of the maker(s) to pay principal or interest when due; the filing as to each person obligated hereon, whether as maker, co-maker, endorser or guarantor (individually or collectively referred to as the "Obligor") of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act; the issuance of any attachment or execution against any asset of any Obligor; the death of any Obligor; or any deterioration of the financial condition of any Obligor which results in the holder hereof considering itself, in good faith, insecure.

/XX/ If any installment payment or principal balance payment due hereunder is delinquent ten or more days, Obligor agrees to pay a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of the holder of this note to accept payment of any installment past due or less than the total unpaid principal balance after maturity.

     If this note is not paid when due, each Obligor promises to pay all costs and expenses of collection and reasonable attorney's fees incurred by the holder hereof on account of such collection, plus interest at the rate applicable to principal, whether or not suit is filed hereon. Each Obligor shall be jointly and severally liable hereon and consents to renewals, replacements and extensions of time for payment hereof, before, at, or after maturity; consents to the acceptance, release or substitution of security for this note; and waves demand and protest and the right to assert any statute of limitations. Any married person who signs this note agrees that recourse may be had against separate property for any obligations hereunder. The Indebtedness evidenced hereby shall be payable in lawful money of the United States. In any action brought under or arising out of this note, each Obligor, including successor(s) or assign(s) hereby consents to the application of California law, to the jurisdiction of any competent Court within the State of California, and to service of process by any means authorized by California law.

     No single or partial exercise of any power hereunder, or under any deed of trust, Security agreement or other agreement in connection herewith shall preclude other or further exercises thereof or the exercise of any other such power. The holder hereof shall at all times have the right to proceed against any portion of the security for this note in such order and in such manner as such holder may consider appropriate, without waiving any rights with respect to any of the security. Any delay or omission on the part of the holder hereof in exercising any right hereunder, or under any deed of trust, security agreement or other agreement, shall not operate as a waiver of such right, or of any other right, under this note or any deed of trust, security agreement or other agreement in connection herewith.

Initial Here:  LA PS

     * See Addendum attached hereto and incorporated herein this reference. Notwithstanding anything to the contrary, Borrower shall have ten days following notice to make any payment prior to such failure being a default hereunder but shall never-the-less apply to such late payments.


                                            Hoover's, Inc.


                                            By:  /s/ Lynn Atchison
                                                 -----------------------------

[ILLEGIBLE]                                 By:  /s/ Patrick Spain
-----------------------------                    -----------------------------

                                   ADDENDUM TO NOTE
                                 DATED JUNE 17, 1997

Disbursements under the Note shall be available through December 12, 1997. The undersigned shall make monthly payments of interest only to Bank, in arrears, commencing on July 12, 1997 and thereafter on the twelfth (12th) day of each calendar month through and including December 12, 1997 on which date the outstanding balance of the Note shall be converted to an amortizing loan payable in 24 equal monthly payments of principal, together with accrued interest commencing January 12, 1998, and thereafter on the twelfth (12th) day of each calendar month until January 12, 2000, on which date all principal and accrued but unpaid interest under the Note shall be due and payable in full.

As hereinafter set forth, in any action brought under, in connection with or arising out of this Note, each Obligor, including successor(s) or assign(s) consents, to the, application of California law (other than provisions on conflicts of law), to the jurisdiction of any competent court within the State of California and to service of process by any means authorized by California law.



HOOVER'S, INC.



By:    /s/ Lynn Atchison
       ---------------------------------

By:    /s/ Patrick Spain
       ---------------------------------                    Initial Here:  LA PS

                                    IMPERIAL BANK
                                     Member FDIC

                             SECURITY AND LOAN AGREEMENT
                                (ACCOUNTS RECEIVABLE)


This Agreement is entered into between Hoover's, Inc. a Delaware Corporation


(herein called "Borrower") and IMPERIAL BANK (herein called "Bank").

1. Bank hereby commits, subject to all the terms and conditions of this Agreement and prior to the termination of its commitment as hereinafter provided, to make loans to Borrower from time to time in such amounts as may be determined by Bank up to, but not exceeding in the aggregate unpaid principal balance, the following Borrowing Base:

               80.00% of Eligible Accounts

and in no event more than $ 150,000.00

2. The amount of each loan made by Bank to Borrower hereunder shall be debited to the loan ledger account of Borrower maintained by Bank
     (herein called "Loan Account") and Bank shall credit the Loan Account with all loan repayments made by Borrower. Borrower promises to pay Bank
     (a) the unpaid balance of Borrower's Loan Account on demand and (b) on or before the tenth day of each month, interest on the average daily unpaid balance of the Loan Account during the immediately preceding month at the rate of One & 250/100ths percent (1.250%) per annum in excess of the rate of interest which Bank has announced as its prime lending rate ("Prime Rate") which shall vary concurrently with any change in such Prime Rate. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance of the loan account is outstanding divided by 360, which shall for interest computation purposes be considered one year. Bank at its option may demand payment of any or all of the amount due under the Loan Amount including accrued but unpaid interest at any time. Such notice may be given verbally or in writing and should be effective upon receipt by Borrower. The amount of interest payable each month by Borrower shall not be less than a minimum monthly charge of $0.00. Bank is hereby authorized to charge Borrower's deposit account(s) with Bank for all sums due Bank under this Agreement.

3. Requests for loans hereunder shall be in writing duly executed by Borrower in a form satisfactory to Bank and shall contain a certification setting forth the matters referred to in Section 1, which shall disclose that Borrower's entitled to the amount of loan being requested.

4. As used in this Agreement, the following terms shall have the following meanings:

     A. "Accounts" means any right to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered no matter how evidenced, including accounts receivable, contract rights, chattel paper, instruments, purchase orders, notes, drafts, acceptances, general intangibles and other forms of obligations and receivables.

     B. "Collateral means any and all personal property of Borrower which is assigned or hereafter is assigned to Bank as security or in which Bank now has or hereafter acquires a security interest.

     C. "Eligible Accounts" means all of Borrower's Accounts excluding, however, (1) all Accounts under which payment is not received within 90 days from any invoice date, (2) all Accounts against which the account debtor or any other person obligated to make payment thereon asserts any defense, offset, counterclaim or other right to avoid or reduce the liability represented by the Account and (3) any Accounts if the account debtor or any other person liable in connection therewith is insolvent, subject to bankruptcy or receivership proceedings or has made an assignment for the benefit of creditors or whose credit standing is unacceptable to Bank and Bank has so notified Borrower, Eligible Accounts shall only include such accounts as Bank in its sole discretion shall determine are eligible from time to time.

5. Borrower hereby assigns to Bank all Borrower's present and future Accounts, including all proceeds due thereunder, all guaranties and security therefor, and, hereby grants to Bank a continuing security interest in all moneys in the Collateral Account referred to in Section 6 hereof, as security for any and all obligations of Borrower to Bank, whether now owing or hereafter incurred and whether direct, indirect, absolute or contingent. So long as Borrower is indebted to Bank or Bank is committed to extend credit to Borrower, Borrower will execute and deliver to Bank such assignments, including Bank's standard forms of Specific or General Assignment covering individual Accounts, notices, financing statements, and other documents and papers as Bank may require in order to affirm, effectuate or further assure the assignment to Bank of the Collateral or to give any third party, including the account debtors obligated on the Accounts, notice of Bank's interest in the Collateral.

Initial Here:  LA PS

6. Unless Bank exercises its rights to collect the Accounts pursuant to paragraph 10, Borrower will collect with diligence all Borrower's Accounts. Any collection of Accounts by Borrower, whether in the form of cash, checks, notes, or other instruments for the payment of money (properly endorsed or assigned where required to enable Bank to collect same), shall be in trust for Bank and Borrower shall deliver said collections daily to Bank. The proceeds of such collections when received by Bank may be applied by Bank directly to the payment of Borrower's Loan Account or any other obligation secured hereby. Any credit given by Bank upon receipt of said proceeds shall be conditional credit subject to collection. Returned items at Bank's option may be charged to Borrower's general account. All collections of the Accounts shall be set forth on an itemized schedule, showing the name of the account debtor, the amount of each payment and such other information as Bank may request. * after default.

Initial Here:  LA PS

7. Unless Bank exercises its rights to collect the Accounts pursuant to paragraph 10, Borrower may continue its present policies with respect to returned merchandise and adjustments.

8. Borrower represents and warrants to Bank: (i) If Borrower is a corporation, that Borrower is duly organized and existing in the State of its incorporation and the execution, delivery and performance hereof are within Borrower's corporate powers, have been duly authorized and are not in conflict with law or the terms of any charter, by-law or other Incorporation papers, or of any indenture, agreement or undertaking to which Borrower is a party or by which Borrower is found or affected, (ii) Borrower is, or at the time the collateral becomes subject to Bank's security interest will be, the true and lawful owner of and has, or at the time the Collateral becomes subject to Bank's security interest will have, good and clear title to the Collateral, subject only to Bank's rights therein, (iii) Each Account is, or at the time the Account comes into existence will be, a true and correct statement of a bona fide indebtedness incurred by the debtor named therein in the amount of the Account for either merchandise sold or delivered (or being held subject to Borrower's delivery instructions) to, or services rendered, performed and accepted by, the account debtor, (iv) and (v) any and all financial information, including information relating to the Collateral, submitted by Borrower to Bank, whether previously or in the future, is or will be true and correct.

Initial Here:  LA PS

9. Borrower will: (i) furnish Bank from time to time such financial statements and information Bank may reasonably request and inform Bank immediately upon the occurrence of a material adverse change therein;
     (ii) Furnish Bank periodically, in such form and detail and at such times as Bank may require, statements showing aging and reconciliation of the Accounts and collections thereon; (iii) Permit representatives of Bank to inspect the Borrower's books and records relating to the Collateral and make extracts therefrom at any reasonable time and to arrange for verification of the Accounts, under reasonable procedures, acceptable to Bank, directly with the account debtors or otherwise at Borrower's expense; (iv) Promptly notify Bank of any attachment or other legal process levied against any of the Collateral and any information received by Borrower relative to the Collateral, including the Accounts, the account debtors or other persons obligated in connection therewith, which may in any way affect the value of the Collateral or the rights and remedies of Bank in respect thereto; (v) Reimburse Bank upon demand (or any and all legal costs, including reasonable attorneys' fees, and other expense incurred in collecting any sums payable by Borrower under Borrower's Loan Account or any other obligation secured hereby, enforcing any term or provision of this Security Agreement or otherwise or in the checking, handling and collection of the Collateral and the preparation and enforcement of any agreement relating thereto; (vi) Notify Bank of each location and or each office of Borrower at which records of Borrower relating to the Accounts are kept: (vii) Provide, maintain and deliver to Bank policies insuring the Collateral against loss or damage by such risks and in such amounts, forms and companies as Bank may require and with loss payable to Bank, and, in the event Bank takes possession of the Collateral, the Insurance policy or policies and any unearned or returned premium thereon shall at the option of Bank, become the sole property of Bank, such policies and the proceeds of any other insurance covering or in any way relating to the Collateral, whether now in existence or hereafter obtained, being hereby assigned to Bank; (viii) In the event the unpaid balance of Borrower's Loan Account shall exceed the maximum amount of outstanding loans to which Borrower is entitled under Section 1 hereof, Borrower shall immediately pay to Bank, from its own funds and not from the proceeds of Collateral, for credit to Borrower's Loan Account the amount of such excess.

Initial Here:  LA PS

10. Upon default Bank may at any time, without prior notice to Borrower, collect the Accounts and may give notice of assignment to any and all account debtors, and Borrower does hereby make, constitute appoint Bank its irrevocable, true and lawful attorney with power to receive, open and dispose of all mail addressed to Borrower, to endorse the name of Borrower upon any checks or other evidences, of payment that may come into the possession of Bank upon the Accounts to endorse the name of the undersigned upon any document or instrument relating to the Collateral;
     in its name or otherwise, to demand, sue for, collect and give acquittances for any and all moneys due or to become due upon the Accounts; to compromise, prosecute or defend any action, claim or proceeding with respect thereto; and to do any and all things necessary and proper to carry out the purpose herein contemplated.

11. Until Borrower's Loan Account and all other obligations secured hereby shall have been repaid in full, Borrower shall not sell, dispose of or grant a security interest in any of the Collateral other than to Bank, or execute any financing statements covering the Collateral in favor of any secured party or person other than Bank.

Initial Here:  LA PS

12. Should: (i) Default be made in the payment of any obligation, or breach be made in any warranty, statement, promise, term or condition, contained herein or hereby secured; (ii) Any statement or representation made for the purpose of obtaining credit hereunder prove false; (iv) Borrower become insolvent or make an assignment for the benefit of creditors; or (v) Any proceeding be commenced by or against Borrower under any bankruptcy, reorganization, arrangement, readjustment of debt or moratorium law or statute; then in any such event, Bank may, at its option and without demand first made and without notice to Borrower, do any one or more of the following: (a) Terminate its obligation to make loans to Borrower as provided in Section 1 hereof; (b) Declare all sums secured hereby due and payable; (c) Immediately take possession of the Collateral wherever it may be found, using all necessary force to do, or require Borrower to assemble the Collateral and make it available to Bank at a place designated by Bank which is reasonably convenient to Borrower and Bank, and Borrower waives all claims for damages due to or arising from or connected with any such taking; (d) Proceed in the foreclosure of Bank's security interest and sale of the Collateral in any manner permitted by law, or provided for herein,
     (e) Sell, lease or otherwise dispose of the Collateral at public or private sale, with or without having the Collateral at the place of sale, and upon terms and in such manner as Bank may determine, and Bank may purchase same at any such sale; (f) Retain the Collateral in full satisfaction of the obligations secured thereby; (g) Exercise any remedies of a secured party under the Uniform Commercial Code. Prior to any such disposition, Bank may, at as option, cause any of the Collateral to be repaired or reconditioned in such manner and to such extent as Bank may deem advisable, and any sums expended therefor by Bank shall be repaid by Borrower and secured hereby. Bank shall have the right to enforce one or more remedies hereunder successively or concurrently, and any such action shall not estop or prevent Bank from pursuing any further remedy which it may have hereunder or by law. If a sufficient sum is not realized from any such Disposition of Collateral to pay all obligations secured by this Security Agreement, Borrower hereby promises and to pay Bank deficiency.

Initial Here:  LS PS

13. If any writ of attachment, garnishment, execution or other legal process be issued against any property of Borrower, or any assessment for taxes against Borrower, other than real property, is made by the Federal or State government or any department thereof, the obligation of Bank to make loans to Borrower as provided in Section 1 hereof shall immediately terminate and the unpaid balance of the Loan Account, all other obligations secured hereby and all other sums do hereunder shall immediately become due and payable without demand, presentment at Bank's option upon notice.

14. Borrower authorizes Bank to destroy all invoices, delivery receipts, reports and other types of documents and records submitted to Bank in connection with the transactions contemplated herein at any time subsequent to four months from the time such items are delivered to Bank.

15. Nothing herein shall in any way limit the effect of the conditions set forth in any other security or other agreement executed by Borrower, but each and every condition hereof shall be in addition thereto.

16. Additional Provisions. (a) Subject to conditions and limitations contained in the Credit Terms & Conditions dated April 2, 1998, (b) If any installment payment, interest payment, principal payment or principal balance, due hereunder is delinquent ten or more days, Obligor agrees to pay Bank a late charge in the amount or 5% of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph to be construed as any obligation on the part of the holder of this note to accept payment of any payment past due or less than the total unpaid principal after maturity. All payments shall be applied first to any late charges owing, then to interest and the remainder, if any, to principal.

Initial Here:  LA PS

     Executed this 2nd day of April, 1998



                                          Hoover's, Inc.
                                          ----------------------------------
                                          (Name of Borrower)



             IMPERIAL BANK                BY: /s/ Patrick J. Spain
                                              ------------------------------
                                              (Authorized Signature and Title)
                                              Patrick J. Spain,
                                              Chairman/CEO/Secretary


BY: /s/ Mansoor A. Ghozl                  BY: /s/ Lynn Atchison
    -----------------------------             --------------------------------
    Mansoor A. Ghozl,      Title              (Authorized Signature and Title)
    SVP and Manager                           Lynn Atchison, V.P. Finance

Initial Here:  LA PS

*    If none, insert "None"

(c) Notwithstanding anything to the contrary, Borrower shall have ten days following notice to make any payment prior to such failure being a default hereunder, but (b) shall nevertheless apply to such late payments.

(d) A default under any obligation of the undersigned to Bank shall be a default hereunder.

Initial Here:  LA PS

                                    IMPERIAL BANK
                                     Member FDIC

                              GENERAL SECURITY AGREEMENT
                     (Tangible and Intangible Personal Property)

This Agreement is executed on July 12, 1996, by Hoover's Inc., formerly known as THE REFERENCE PRESS, INC. (hereinafter called "Obligor"). In consideration of financial accommodations given, to be given or continued, the Obligor grants to IMPERIAL BANK (hereinafter called "Bank") a security interest in
(a) all property (i) delivered to Bank by Obligor, (ii) which shall be in Bank's possession or control in any matter or for any purpose, (iii) described below, (iv) now owned or hereafter acquired by Obligor of the type or class described below and/or in any supplementary schedule hereto, or in any financing statement filed by Bank and executed by or on behalf of Obligor; (b) the proceeds, increase and products of such property all accessions thereto, and all property which Obligor may receive on account of such collateral which Obligor will immediately deliver to Bank (collectively referred to as "Collateral") to secure payment and performance of all of Obligor's present or future debts or obligations to Bank, whether absolute or contingent (hereafter referred to as "Debt"). Unless otherwise defined, words used herein have the meanings given them in the California Uniform Commercial Code.

Collateral:


A.   VEHICLE, VESSEL, AIRCRAFT:
                                           Identification       License or
Year     Make/Manufacturer     Model       and Serial No.     Registration No.    New or Used
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
Engine or other equipment:
                          --------------------------------------------------------------------
(FOR AIRCRAFT - ORIGINAL INK SIGNATURE ON COPY TO FAA)


B.   DEPOSIT ACCOUNTS:

Type                        Account Number                      Amount $
    -----------------------               --------------------          -------------------

In name of                                       Depository
          ---------------------------------------          --------------------------------
AND ALL EXTENSIONS OR RENEWALS THEREOF.

C.   ACCOUNTS, INTANGIBLES AND OTHER: (DESCRIBE)

          All personal property, whether presently existing or hereafter created or acquired, including but not limited to: All accounts, chattel paper, documents, instruments, money, deposit accounts and general intangibles including returns, repossessions, books and records relating thereto, and equipment containing said books and records. All good including equipment and inventory. All proceeds including, without limitation, insurance proceeds. All guarantees and other security therefor.




The collateral not in Bank's possession will be located at: 1033
La Posada Dr., Ste. 250, Austin, TX 78752

/ / If checked, the Obligor is executing this Agreement as an Accommodation Debtor only and the Obligor's liability is limited to the security interest granted in the Collateral described herein. The party being accommodated is ("Borrower").

All the terms and provisions on the reverse side hereof are incorporated herein as though set forth in full, and constitute a part of this Agreement.

                                              Signature
         Name                       (indicate title, If applicable)           Address

Hoover's, Inc. formerly known as     BY /s/ Lynn Atchison               1033 La Posada Dr.
--------------------------------    --------------------------------    -------------------
THE REFERENCE PRESS INC.             BY /s/ Patrick J. Spain            Ste. 250 Austin, TX
--------------------------------    --------------------------------    -------------------
                                                                        78752
--------------------------------    --------------------------------    -------------------

Obligor represents, warrants and agrees:

1. Obligor will immediately pay (a) any Debt when due, (b) Banks costs of collecting the Debt, of protecting, insuring or realizing on Collateral, and any expenditure of Bank pursuant hereto, including attorneys' fees and expenses, with interest at the rate of 24% per year, or the rate applicable to the Debt, which ever is less, from the date of expenditure, and (c) any deficiency after realization of Collateral.

2. Obligor will use the proceeds of any loan that becomes Debt hereunder for the purpose indicated on the application therefore, and will promptly contract to purchase and pay the purchase price of any property which becomes Collateral hereunder from the proceeds of any loan made for that purpose.

3. As to all Collateral in Obligor's possession (unless specifically otherwise agreed to by Bank in writing), Obligor will:
     (a) Have, or has, possession of the Collateral at the location disclosed to Bank and will not remove the Collateral from the location.
     (b)  Keep the Collateral separate and identifiable.
     (c) Maintain the Collateral in good and saleable condition, repair it if necessary, clean, feed, shelter, water, medicate, fertilize, cultivate, irrigate, prune and otherwise deal with the Collateral in all such ways as are considered good practice by owners of like property, use it lawfully and only as permitted by Insurance policies, and permit Bank to inspect the Collateral at any reasonable time.
     (d) Not sell, contract to sell, lease, encumber or transfer the Collateral (other than Inventory Collateral) until the Debt has been paid, even though Bank has a security interest in proceeds of such Collateral.

4.   As to Collateral which is inventory and accounts, Obligor:
     (a) May until notice from Bank, sell, lease or otherwise dispose of inventory Collateral in the ordinary course of business only, and collect the cash proceeds thereof.
     (b) Will, upon notice from Bank, deposit all cash proceeds as received in a demand deposit account with Bank, containing only such proceeds and deliver statements identifying units of inventory disposed of, accounts which gave rise to proceeds, and all acquisitions and returns of inventory as required by Bank.
     (c) Will receive in trust, schedule on forms satisfactory to the Bank and deliver to Bank all non-cash proceeds other than Inventory received in trade.
     (d) If not in default, may obtain release of Bank's interest in individual units of inventory upon request, therefore, payment to Bank of the release price of such units shown on any Collateral schedule supplementary hereto, and compliance herewith as to proceeds thereof.

5. As to Collateral which are accounts, chattel paper, general intangibles and proceeds described in 4(c) above, Obligor warrants, represents and agrees:
     (a) All such Collateral is genuine, enforceable in accordance with its terms, free from default, prepayment, defense and conditions precedent (except as disclosed to Bank in writing), and is supported by invoices to, or rights against, the debtors thereon. Obligor will supply Bank with duplicate invoices or other evidence of Obligor's rights on Bank's request;

Initial here:  LA

     (b) All persons appearing to be obligated on such Collateral have authority and capacity to contract;
     (c) All chattel paper is in compliance with law as to form, content and manner of preparation and execution and has been properly registered, recorded, and/or filed to protect Obligor's interest thereunder;
     (d) If an account debtor shall also be indebted to Obligor on another obligation, any payment made by him not specifically designated to be applied on any particular obligation shall be considered to be a payment on the account in which Bank has a security interest. Should any remittance include a payment not on an account, it shall be delivered to Bank and, if no event of default has occurred, Bank shall pay Obligor the amount of such payment;
     (e) Obligor agrees not to compromise, settle or adjust any account or renew or extend the time of payment thereof without appropriate disclosure to Bank.

Initial here:  LA

6. Obligor owns all Collateral absolutely, and no other person has or claims any interest in any Collateral, except as disclosed to and accepted by Bank in writing. Obligor will defend any proceeding which may affect title to or Bank's security interest in any Collateral, and will indemnify and hold Bank free and harmless from all costs and expenses of Bank's defense.

7. Obligor will pay when due all existing or future charges, liens or encumbrances on and all taxes and assessments now or hereafter imposed on or affecting the Collateral and, if the Collateral is in Obligor's possession, the realty on which the Collateral is located.

8. Obligor will insure the Collateral with Bank as loss payee in form and amounts with companies, and against risks and liability satisfactory to Bank, and hereby assigns such policies to Bank, agrees to deliver them to Bank at Bank's request, and authorizes Bank to make any claim thereunder, to cancel the insurance on Obligor's default, and to receive payment of and endorse any instrument in payment of any loss or return premium. If Obligor should fail to deliver the required policy or policies to the Bank, Bank may, at Obligor's cost and expense, without any duty to do so, get and pay for insurance naming as the insured, at Bank's option, either both Obligor and Bank, or only Bank, and the cost thereof shall be secured by this Security Agreement, and shall be repayable as provided in Paragraph 1 above.

Initial here:  LA

9. Obligor will give Bank any information it reasonably requires. All information at any time supplied to Bank by Obligor (including, but not limited to, the value and condition of Collateral, financial statements, financing statements, and statements made in documentary Collateral) is correct and complete, and Obligor will notify Bank of any adverse change in such information. Obligor will promptly notify Bank of any change of Obligor's residence, chief executive office or mailing address.

Initial here:  LA

10. Upon Default Bank is irrevocably appointed Obligor's attorney-in-fact to do any act which Obligor is obligated hereby to do, to exercise such rights as Obligor may exercise, to use such equipment as Obligor might use, to enter Obligor's premises to give notice of Bank's security interest, and to collect Collateral and proceeds and to execute and file in Obligor's name any financing statements and amendments thereto required to perfect Bank's security interest hereunder, all to protect and preserve the Collateral and Bank's rights hereunder. Bank may:
     (a) Endorse, collect and receive delivery or payment of instruments and documents constituting Collateral;
     (b) Make extension agreements with respect to or affecting Collateral, exchange it for other Collateral, release persons liable thereon or take security for the payment thereof, and compromise disputes in connection therewith;
     (c) Use or operate Collateral for the purpose of preserving Collateral or its value and for preserving or liquidating Collateral.

11. If more than one Obligor signs this Agreement, their liability is joint and several. Any Obligor who is married agrees that recourse may be had against separate property for the Debt. Discharge of any Obligor except for full payment, or any extension, forbearance, change of rate of interest, or acceptance, release or substitution of Collateral or any impairment or suspension of Bank's rights against an Obligor or any transfer of an Obligor's interest to another shall not affect the liability of any other Obligor. Until the Debt shall have been paid or performed in full, Bank's rights shall continue even if the Debt is outlawed. All Obligors waive: (a) any right to require Bank to proceed against any Obligor before any other, or to pursue any other remedy; (b) presentment, protest and notice of protest, demand and notice of nonpayment, demand or performance, notice of sale, and advertisement of sale; (c) any right to the benefit of or to direct the application of any Collateral until the Debt shall have been paid; (d) and any right of subrogation to Bank until Debt shall have been paid or performed in full.

12. Upon default, at Bank's option, without demand or notice, all or any part of the Debt shall immediately become due. Bank shall have all rights given by law, and may sell, in one or more sales, Collateral in any county where Bank has an office, Bank may purchase at such sale. Sales for cash or on credit to a wholesaler, retailer or user of the Collateral, or at public or private auction, are all to be considered commercially reasonable. Bank may require Obligor to assemble the Collateral and make it available to Bank at the entrance to the location of the Collateral, or a place designated by Bank.
     Defaults subject to section 16(c) of the Capital Security and Loan Agreement shall include.

Initial here:  LA

     (a) Obligor's failure to pay or perform this or any agreement with Bank or breach of any warranty herein, or Borrower's failure to pay or perform any agreement with Bank.
     (b) Any change in Obligor's or Borrower's financial condition which in Bank's judgement impairs the prospect Borrower's payment or performance.
     (c) Any actual or reasonably anticipated deterioration of the Collateral or in the market price thereof which causes it, in Bank's judgement, to become unsatisfactory as security.
     (d)  Any levy or seizure against Borrower or any of the Collateral.
     (e) Termination of business, assignment for creditors, insolvency, appointment of receiver, or the filing of any petition under bankruptcy or debtor's relief laws of, by or against Obligor or Borrower or any guarantor of the Debt.
     (f)  Any warranty or representation which is false.

13. Bank's acceptance of partial or delinquent payments or the failure of Bank to exercise any right or remedy shall not waive any obligation of Obligor or Borrower or right of Bank to modify this Agreement, or waive any other similar default.

14. On transfer of all or any part of the Debt, Bank may transfer all or any part of the Collateral. Bank may deliver all or any part of the Collateral to any Obligor at any time. Any such transfer or delivery shall discharge Bank from all liability and responsibility with respect to such Collateral transferred or delivered. This Agreement benefits Bank's successors and assigns and binds Obligor's heirs, legatees, personal representatives, successors and assigns. Obligor agrees not to assert against any assignee of Bank any claim or defense that may exist against Bank. Time is of the essence. This Agreement and supplementary schedules hereto contain the entire security agreement between Bank and Obligor. Obligor will execute any additional agreements, assignments or documents reasonably required by Bank to carry this Agreement into effect.

15. This Agreement shall be governed by and construed in accordance with the laws of the State of California. All words used herein in the singular shall be considered to have been used in the plural where the context and construction so require.

Initial here:  LA

                                       Page 2 of 2